SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 13, 2002
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                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                  0-21995                    06-1419064
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(State of Incorporation)   (Commission File No.)   (IRS Employer Identification
                                                               Number)

       15 Riverside Avenue
       Westport, Connecticut                                   06880-4214
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(Address of Principal Executive Office)                        (Zip Code)

                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)

Item 5. Joseph J. Lhota, Former Deputy Mayor of New York, To Join First Aviation Services Inc. Board Of Directors

         On March 13, 2002 First Aviation Services Inc. issued a press release announcing that Joseph J. Lhota will join its Board of Directors. A copy of the press release, exhibit 99.2, is attached and incorporated by reference.

         (c) Exhibits

         99.2 Press release dated March 13, 2002 announcing that Joseph J. Lhota will join the First Aviation Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRST AVIATION SERVICES INC.

Date: March 14, 2002                        By: /s/ Michael D. Davidson
                                                --------------------------
                                            Name:  Michael D. Davidson
                                            Title: Secretary, Controller